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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 24, 2004, in the Registration Statement (Form S-1) and related Prospectus of XenoPort, Inc. for the registration of its common stock.

                                           /s/ ERNST & YOUNG LLP

Palo Alto, California
January 18, 2005